EXHIBIT 13.1A

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
        (Subsections (a) and (b) of Section 1350, Chapter 63 of Title 18,
                               United States Code)


Pursuant to section 906 of the  Sarbanes-Oxley  Act of 2002  (subsection (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), I, RICHARD W. HUGHES, THE PRESIDENT AND CHIEF EXECUTIVE OFFICER of AMADOR GOLD CORP. (the "Company") hereby certify, to my knowledge, that:

The amended Annual Report on Form 20-FA for the year ended October 31, 2005 (the "Report") fully complies with the requirements of section 13(a) and 15(d) of the Securities Exchange Act of 1934 and information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.




                      BY:  /S/ RICHARD W. HUGHES
                           -----------------------------------------
                               Richard W. Hughes,
                               President and Chief Executive Officer
                               November 16, 2006

The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsection (a) and (b) of section 1350, chapter 63 of title 18, United States Code) and is not being filed as part of the Report or as a separate disclosure document.